Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Annual Report on Form 10-K of Susser Petroleum Partners LP (the “Partnership”) for the year ended December 31, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Mary E. Sullivan, Executive Vice President and Chief Financial Officer of the Partnership, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002 that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date: March 14, 2014

/s/ Mary E. Sullivan
Mary E. Sullivan
Chief Financial Officer of Susser Petroleum Partners GP LLC
(the general partner of Susser Petroleum Partners LP)

This certification accompanies this Report on Form 10-K pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by such Act, be deemed filed by the Partnership for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.